UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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[ ]	Preliminary Proxy Statement
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[ ]	Soliciting Material Under Rule 14a-12

Sunworks, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Sunworks, Inc.

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 18, 2017

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Sunworks, Inc. The meeting will be held on May 18, 2017 at 8:30 a.m. (local time) at Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, California 95678, for the following purposes:

1.	To elect eight (8) directors to serve until the 2017 annual meeting of Stockholders and until their successors are duly elected and qualified.

2.	To ratify the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2017.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is April 3, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Chairman of the Board

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. If you wish, you may vote via the Internet or telephone. Instructions for doing so are attached to this Proxy Statement. Even if you have voted by proxy or via the Internet, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 18, 2017.

Our proxy statement and Annual Report on Form 10-K, which are enclosed with this mailing, are also available at http://www.cstproxy.com/sunworksusa/2017.

Sunworks, Inc.

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

PROXY STATEMENT

FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Sunworks, Inc. (“Sunworks”, the “Company”, “we”, “our”, or “us”) in connection with the annual meeting of stockholders of the Company to be held on May 18, 2017 at 8:30 a.m. (local time) at Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, California 95678 (the “Annual Meeting”).

Additional copies of this proxy statement and the Annual Report on Form 10-K, notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, may be obtained from the Company’s Secretary, 1030 Winding Creek Road, Suite 100, Roseville, CA 95678.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 18, 2017.

This proxy statement, form of proxy, and the accompanying Annual Report on Form 10-K are available at http://www.cstproxy.com/sunworksusa/2017.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the Board of Directors of the Company. Stockholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Annual Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES

The close of business on April 3, 2017 has been fixed as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were outstanding and entitled to vote (i) 22,440,664 shares of common stock, each of which is entitled to one vote on each matter at the Annual Meeting and (ii) 1,506,024 shares of Series B Preferred Stock, each of which is entitled to one vote on each matter at the Annual Meeting.

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Pursuant to the Company’s bylaws the vote of: (i) a plurality of the shares of common stock present in person or by proxy and entitled to vote will be required to elect directors and (ii) a majority of shares of common stock either present in person or represented by proxy and entitled to vote will be required to ratify the appointment of the independent auditors for 2017.

The presence, in person or by properly executed proxy, of the holders of shares of common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. Holders of shares of common stock represented by a properly signed, dated and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Annual Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as “broker non-votes.”

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the Board of Directors of Sunworks, Inc. is soliciting your proxy to vote at the 2017 Annual Meeting of stockholders. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Thursday May 18, 2017 at 8:30 a.m. (local time) at Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, California 95678. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

We are mailing this proxy statement, the accompanying proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2016 on or about April 12, 2017 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 3, 2017, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On April 3, 2017, there were 22,440,664 shares of common stock (each entitled to one vote) outstanding and 1,506,024 shares of Series B Preferred Stock (each entitled to one vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on April 3, 2017, your shares of Sunworks, Inc. common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 3, 2017, your shares of Sunworks, Inc. common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

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What am I voting on?

There are two matters scheduled for a vote at the Annual Meeting: (1) to elect eight (8) directors to serve until the 2018 Annual Meeting of stockholders and until their successors are duly elected and qualified and (2) to ratify the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2017.

Our Board of Directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 3, 2017. Each holder of our outstanding Series B Preferred Stock is also entitled to vote with holders of our outstanding common stock and is entitled to one vote for each share of Series B Preferred Stock held.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock entitled to vote are present at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●	To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote via the Internet or by telephone, follow the instructions on the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” to ratify the appointment of the independent auditors for 2017.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors but will have discretionary authority to vote on the proposal relating to the ratification of the selection of the accounting firm. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm).

How many votes are needed to approve each Proposal?

Proposal 1 Election of directors

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the eight (8) director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect.

Proposal 2 Ratification of the selection of Liggett & Webb, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2017.

To be approved, the ratification of the selection of Liggett & Webb, P.A. as our independent auditors for our 2017 fiscal year, must receive “For” votes from the holders of a majority of shares common stock present in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date.

●	You may send a written notice that you are revoking your proxy to Corporate Secretary, Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, CA 95678.

●	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

●	If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, vote your shares via the Internet or by telephone for each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the “SEC”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by January 18, 2018 to our Corporate Secretary, Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, CA 95678.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of April 3, 2017 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

	Common Stock		Preferred Stock		All Stock
	Number of		Number of	Percentage		Percentage
Name of Beneficial Owner (1)	Shares Owned (2)	Percentage Owned (2)(3)	Shares Owned (2)(4)	Owned (2)(3)(4)	Number of Votes (2)(4)	Owned (2)(3)(4)

James Nelson (5)	1,220,929	5.2%	-	-%	1,220,929	5.2%
Paul McDonnel (6)	8,982	*		*	8,982	*
Emil Beitpolous (7)	808,565	3.6%	-	*	808,565	3.6%
Abe Emard (8)	847,517	3.8%	-	*	847,517	3.8%
Frank Hunt (9)	39,387	.2%	-	*	34,047	.2
Brigham Tomco (10)	34,595	.2%			34,595	.2%
Mikhail Podnebesnyy (11)	816,470	3.6%			816,470	3.6%
Shane Mace (12)	29,901	.1%			29,901	.1%
Charles Cargile (13)	18,818	.1%			18,818	.1%
Rhone Resch (14)	14,582	.1%			14,582	.1%
Kirk Short (15)	15,125	.1%	1,506,024	100%	1,521,149	6.35%
John Van Slooten (16)	36,867	.1%	-	*	31,527	.2%
All officers and directors as a group (9 persons)	3,891,738	17.4%	1,506,024	100%%	3,891,738	17.4%

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(1) The address for our officers and directors is c/o of the Company, 1030 Winding Creek Road, Suite 100, Roseville, California 95678.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 3, 2017 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3) Percentage based on 22,440,664 shares of Common Stock issued and outstanding at April 3, 2017.

(4) James Nelson was issued 4,400 shares of Series A Preferred Stock by the Company on January 9, 2015, which were automatically redeemed and converted to 170 shares of common stock upon the listing of the Company’s common stock for trading on the Nasdaq Capital Market which occurred on March 4, 2015.

(5) Includes (a) 370,615 shares of common stock, (b) 807,044 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(6) Includes (a) 0 shares of common stock, (b) 8,982 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(7) Includes (a) 793,440 shares of common stock, (b) 15,125 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(8) Includes (a) 817,267 shares of common stock, (b) 30,250 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(9) Includes (a) 0 shares of common stock, (b) 39,387 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(10) Includes (a) 0 shares of common stock, (b) 34,595 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(11) Includes (a) 804,707 shares of common stock, (b) 11,763 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(12) Includes (a) 0 shares of common stock, (b) 29,901 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(13) Includes (a) 0 shares of common stock, (b) 18,818 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(14) Includes (a) 0 shares of common stock, (b) 14,582 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(15) Includes (a) 0 shares of common stock, (b) 1,506,024 shares of common stock underlying Series B Preferred Stock and (c)15,125 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

(16) Includes (a) 0 shares of common stock, (b) 36,867 shares underling options that are vested and currently exercisable and options which may be exercisable in the next 60 days.

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PROPOSAL 1

ELECTION OF DIRECTORS

At this Annual Meeting, eight (8) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company’s next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the Board of Directors.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board of Directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Background of Nominees

BOARD NOMINEES

Name	Age

James Nelson	64

Abe Emard	39

Charles Cargile	52

Frank L. Hunt	66

John D. Van Slooten	56

Brigham Tomco	37

Shane Mace	51

Rhone Resch	50

James B. Nelson has been a director and Chief Executive Officer of Sunworks since October 2010. Mr. Nelson also served as Interim Chief Financial Officer from August 2012 until February 2014. Mr. Nelson is also a director of Sunworks United, a position he has held since February 1, 2014. Mr. Nelson began his executive career 30 years ago at Bain and Company, a business strategy consulting firm, where he managed a team of consultants on four continents solving CEO-level programs for global companies. Prior to joining Sunworks, he spent 20 years working in the private equity industry as both a capital partner and operating CEO to portfolio companies. Mr. Nelson was a general partner at Peterson Partners (2007-2009) and at Millennial Capital Partners (1991-2010—previously known as Invest West Capital). In addition to his responsibilities in acquisition and divestiture, Mr. Nelson worked as an executive of several portfolio companies. He served as chief executive officer of Euro-Tek Store Fixture, LLC, chairman of the board of American Retail Interiors, chairman of the board and chief executive officer of Panelview Inc. and chairman of the board of Critical Power Exchange, as well as sitting on numerous boards both in and out of the private equity funds’ portfolios. Prior to his years in private equity, Mr. Nelson served as Vice President of Marketing at Banana Republic/The Gap, where he managed company-wide marketing, as well as the initial international expansion of Banana Republic. He was also general manager for Banana Republic’s catalog division. He also served as Vice President of Marketing and Corporate Development at Saga Corporation, a multi-billion dollar food service company. Mr. Nelson received his MBA from Brigham Young University, where he graduated summa cum laude and was named the Outstanding Master of Business Administration Graduate.

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The Board believes that Mr. Nelson is qualified to serve as a director because of his extensive experience as an executive and as a strategic consultant.

Abe Emard is a co-founder and served as the CEO of Sunworks United Inc., a division of Sunworks, from the company’s inception in February 2011 until February 2016, when he was named Chief Operating Officer of Sunworks. He is actively engaged in the business development and overall management of the company’s operations in solar energy solutions for commercial, agricultural and residential customers. From 2000 until co-founding Sunworks United, he worked for Emard Electric, Inc. as its Project Manager, Vice President and Business Development Officer. Mr. Emard is actively pursuing his construction management degree at U.C. Davis Extension program and holds the Company’s electrical C-10 License.

The Company’s Board of directors believes that Mr. Emard is qualified to serve as a Director because of his background with more than fifteen years’ electrical and solar construction management experience and his experience in growing and developing companies.

Charles F. Cargile  has served as Chief Executive Officer since April 2017, and a Director of the Company since September 2016. From July, 2016 until September 2016, Mr. Cargile has served an Executive Advisor to MKS Industries which acquired Newport Corporation (“Newport”) in April 2016. Prior to that, since 2000, Mr. Cargile served as the Chief Financial Officer for Newport. Prior to joining Newport, Mr. Cargile served in various capacities at York International Corporation (now a division of Johnson Controls, Inc.) since 1998 including Vice President, Finance and Corporate Development and Corporate Controller and Chief Accounting Officer. From 1992 to 1998 Mr. Cargile served at Flowerve Corporation, most recently as Corporate Controller and Chief Accounting Officer from 1995 to 1998. Mr. Cargile currently serves on the board of directors of Netlist, Inc. He also serves on the board of directors of Reeds, Inc., where he is Chairman of the audit committee and on the board of directors of Photon Control, where he is Chairman of the compensation committee.

Mr. Cargile qualifies to serve on the Company’s Board because of his experience serving on public company board of directors and his extensive financial background including strategic development, capital structures, operational management and financial processes and controls.

Frank Hunt has served as a director of the Company since December 2014. Mr. Hunt is the owner of Hunt Business Consulting, a company that provides consultation to companies regarding current requirements under GAAP, where Mr. Hunt provides consulting service since 2010. Mr. Hunt has over 30 years of experience as a CPA and served as a member (partner) of HJ & Associates, LLC, a public accounting firm, from 1995 to 2010. Mr. Hunt has previously served on the board and advisory committee for both public and private companies. Currently, Mr. Hunt is serving on the advisory board for Independent Stock Market and American Gunity companies. Mr. Hunt served as the Audit Committee Chairman for Cereplast, Inc., a public company, from September 2010 until March 2014. Mr. Hunt received a Bachelor of Science degree from Brigham Young University.

Mr. Hunt’s thirty years of experience in public accounting bring to the Board a broad knowledge of public finance, audit processes, and compliance expertise.

John Van Slooten has served as a director of the Company since December 2014. Mr. Van Slooten is the Managing Partner of Intrepid Equity Partners since 2013. From 2007 until 2013 he served as the Managing Partner of Atlanta-based VVS Capital. Previously, Mr. Van Slooten served as a Managing Director at SunTrust Robinson Humphrey Capital Markets. He has over 25 years’ experience in private equity and the capital markets. He has executed private equity investments in a variety of industries. He has worked for Standard Chartered Bank and First Interstate Bank Ltd. He holds a Bachelor of Science in Accounting and an MBA from Brigham Young University.

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Mr. Van Slooten’s twenty-five years of experience in management, public finance and private equity bring to the Board a broad knowledge of public company management, and investment community relationships among institutional investors, analysts, and investment bankers.

Brigham Tomco has served as a director of the Company since April 2015. Since 2010, Mr. Tomco has served as the Chairman and Founder of Zylun Global, a private equity backed investment holding company, and is the Founder of its operating entities Zylun Staffing, Zylun Insights, and Emmersion Learning. Zylun Staffing is an offshore technical outsourcing firm with offices in Utah and the Philippines. Zylun Insights is a market and opinion research firm with offices in Utah and Idaho. Emmersion Learning is a language education company focused on live one-on-one teaching. In addition, Mr. Tomco sits on multiple boards including the Presidents Advancement Council at BYU-Idaho, Foundation Investment Committee at Utah Valley University, Q-Sciences, and Oxzen Media. From 2011 until 2012, he was an Adjunct Professor at Brigham Young University-Marriott School teaching Financing New Ventures. Prior to Zylun, Brigham worked at Ocean Road Advisors and Meyer Ventures, an $800+ million portfolio investing in public and private equities, hedge funds, real estate, venture capital, high-yield debt, and fixed income. He earned his JD/MBA and Accounting degrees at Brigham Young University and an AA in Management from Ricks College.

Mr. Tomco’s experience as an entrepreneur, CEO and educational background brings to the Board a broad knowledge of public finance, audit processes, and compliance expertise.

Shane Mace has served as a director of the Company since October 2015. Since 2004, Mr. Mace has been a member owner of Buffalo Hump, LLC, based in Meridian, Idaho, which is engaged in real estate development and property management. In 2013, Mr. Mace became a member owner of Long Rod Equipment, LLC, also based in Meridian, Idaho, which is engaged in aircraft and construction equipment leasing. Immediately prior to his current positions, from 2002-2012, Mr. Mace was the Founder, President, and Chief Executive Officer of Track Utilities, LLC (“Track”) in Meridian, Idaho. Track provides mission-critical electric and telecommunications infrastructure services in the Northwest and Intermountain West through its skilled labor force. Mr. Mace holds a BS degree in finance from the College of Idaho and is well versed in financial statements and analysis with more than twenty-six (26) years of experience performing accounting and financial tasks.

Mr. Mace qualifies to serve on the Company’s Board of Directors because of his extensive experience as a member/owner of other businesses and his accounting and financial background.

Rhone Resch has served as a director of the Company since November 2016. Mr. Resch served as the President and Chief Executive Officer of Solar Energy Industries Association from 2004 until 2016 and now manages his own solar energy advisory firm. From 1998 until 2004, he served as the Senior Vice President of Natural Gas Supply Association, and from 1994 until 1998 he served as the Program Manager of the United State Environmental Protection Agency – Office of Air and Radiation. From 1992 until 1994 Mr. Resch served as a Senior Analyst at Project Performance Corporation. Mr. Resch received a Bachelor of Arts, English/Natural Resources from the University of Michigan, a Master of Environmental Science from State University of New York and a Master of Public Administration, Management from Syracuse University.

Mr. Resch is qualified to serve as a Director because of his industry expertise and corporate leadership experience.

Family Relationships

There are no family relationships among our executive officers and directors with the exception that Mr. Nelson is the first cousin of Mr. Hunt’s wife.

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Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Meeting and Attendance

During 2016, our Board held 8 meetings, and also took certain actions by unanimous written consent. No Board member attended fewer than 75% of the total Board meetings or of meetings held by all committees on which he served during 2016.

Board Independence

Our Board of Directors presently consists of eight members. Our Board of Directors has determined that each of Messrs Hunt, Van Slooten, Tomco, Mace and Resch are “independent,” as defined by SEC rules adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and as determined in accordance with Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

Board Committees

We have an audit committee, corporate governance/nominating committee and a compensation committee.

Audit Committee. The Board has a standing Audit Committee, consisting of Messrs. Frank Hunt (Chairman), Brigham Tomco and Shane Mace. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The audit committee charter is available on the Company’s website (www.sunworksusa.com). The Audit Committee held 4 meetings during the fiscal year ended December 31, 2016.

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The Audit Committee’s responsibilities include (1) the integrity of the Company’s financial statements and disclosures; (2) the independent auditor’s qualifications and independence; (3) the performance of the Company’s internal audit function and independent registered public accounting firm; (4) the adequacy and effectiveness of the Company’s internal controls; (5) the Company’s compliance with legal and regulatory requirements; and (6) the processes utilized by management for identifying, evaluating, and mitigating strategic, financial, operational, regulatory, and external risks inherent in the Company’s business. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Board has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Mr. Hunt is an “audit committee financial expert” serving on its Audit Committee, and is independent, as the SEC has defined that term in Item 407 of Regulation S-K.

Corporate Governance/Nominating Committee. The Board has a standing Corporate Governance/ Nominating Committee. The Nominating and Governance Committee consists of Messrs. John Van Slooten (Chairman), Shane Mace, and Rhone Resch. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The corporate governance/nominating committee charter is available on the Company’s website (www.sunworksusa.com). The Corporate Governance/Nominating Committee held 3 meetings during the fiscal year ended December 31, 2016.

The Corporate Governance/Nominating Committee has been established by the Board in order, among other things to: (1) develop and recommend to the Board the Corporate Governance Guidelines of the Company and oversee compliance therewith; (2) assist the Board in effecting Board organization, membership and function including identifying qualified Board nominees; (3) assist the Board in effecting the organization, membership and function of Board committees including the composition of Board committees and recommending qualified candidates therefor; (4) evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and (5) to develop criteria for Board membership, such as independence, term limits, age limits and ability of former employees to serve on the Board and the evaluation of candidates’ qualifications for nominations to the Board its committees as well as removal therefrom, respectively.

The Corporate Governance/Nominating Committee does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders, but adheres to the Company’s By-Laws provisions and SEC rules relating to proposals by stockholders. The Corporate Governance/Nominating Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Corporate Governance/Nominating Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors.

The Board has determined that all the members of the Corporate Governance/Nominating Committee are “independent” under the current listing standards of NASDAQ.

Compensation Committee. The Board has a standing Compensation Committee. The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2016 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of the Compensation Committee are Messrs. Brigham Tomco (Chairman), John Van Slooten and Rhone Resch. The Compensation Committee has no interlocks with other companies. The compensation committee charter is available on the Company’s website (www.sunworksusa.com). The Compensation Committee held 2 meetings during the fiscal year ended December 31, 2016.

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The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers. The Committee has overall responsibility for evaluating the Company’s compensation and benefit plans, policies and programs and insuring overall alignment to the corporate compensation philosophy. The Compensation Committee also is responsible for preparing any report on executive compensation required by the rules and regulations of the SEC.

The Board has determined that all the members of the Compensation Committee are “independent” under the current listing standards of NASDAQ.

Code of Conduct and Ethics

We have adopted a code of conduct that applies to all of our directors, officers and employees. The text of the code of conduct has been posted on our internet website and can be viewed at www.sunworksusa.com. Any waiver of the provisions of the code of conduct for executive officers and directors may be made only by the audit committee and, in the case of a waiver for members of the audit committee, by the Board of Directors. Any such waivers will be promptly disclosed to our stockholders.

Corporate Governance and Related Matters

Board of Directors Leadership Structure and Role in Risk Oversight.

Our Board is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee.

While management is responsible for managing the day-to-day issues faced by the Company, our Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner, the Board can coordinate its risk oversight.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

Sunworks, Inc.

c/o Corporate Secretary

1030 Winding Creek Road, Suite 100

Roseville, CA 95678

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of Board members at annual meetings. We do not expect that all of our directors will attend the Annual Meeting.

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Compliance with Section 16(a) of Exchange Act

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2016, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with, except for Tracy Welch, our former Chief Financial Officer, who filed one Form 4 late and James Nelson who filed his Form 5 late.

Transactions with Related Persons

The following is a description of transactions since January 1, 2015, to which we have been a party in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, beneficial holders of 5% or more of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest:

In October 2015, the Company entered into a consulting agreement with John Van Slooten, a Board member. The consulting services included, but were not be limited to, consulting on and assisting with sourcing, assessing, modeling, due diligence and documentation with respect to potential acquisition candidates for the Company. The agreement was subject to the provisions for termination with the term of the agreement. The agreement commenced on October 1, 2015, terminating on September 30, 2018. The Company agreed to pay Mr. Van Slooten, $33,000 upon signing and $9,300 per month plus out-of-pocket expenses. The Company terminated this agreement in December of 2016.

Required Vote

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the eight (8) director nominees with the most affirmative votes will be elected.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF LIGGETT & WEBB, P.A.

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Liggett & Webb, P.A. as the Company’s independent registered public accounting firm for fiscal 2017.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Liggett & Webb, P.A. is not expected to be present in person but will attend telephonically at the 2017 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

On January 15, 2015, HJ Associates & Consultants, L.L.P. (“HJ”) resigned as the independent registered public accounting firm for the Company.

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During the fiscal years ended December 31, 2013 and December 31, 2012, HJ’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was modified as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2013 and December 31, 2012 and the subsequent interim period through January 15, 2015, (i) there were no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of HJ, would have caused HJ to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided HJ with a copy of the disclosures made in the Company’s Current Report on Form 8-K filed on January 20, 2015, and requested that HJ furnish it with a letter addressed to the SEC stating whether it agrees with the disclosure. A copy of the letter was filed as Exhibit 16.1 to such Current Report.

On January 16, 2015, the Company’s Board of Directors approved the engagement of Liggett & Webb P.A. (“LW”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014.

During the years ended December 31, 2013 and December 31, 2012 and the subsequent interim period through January 16, 2015, the date of engagement of LW, the Company did not consult with LW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2016 and 2015 were: $153,600 and $108,000, respectively. The fees were billed by LW, our independent auditors for the years ended December 31, 2016 and 2015 audits were $142,600 and $108,000, respectively.

Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under item (1) for the fiscal years ending December 31, 2016 and 2015 were $3,500, and $65,000, respectively. Audit related fees primarily include fees due to the acquisition audits for Plan B Enterprises, Inc. and MD Energy, LLC.

Tax Fees

The aggregate fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2016 and 2015 was $7,500 and $7,500, respectively.

All Other Fees

There were no other fees billed for professional services provided by the principal accountant, other than the services reported above, for the fiscal years ending December 31, 2016 and 2015.

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Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board of Directors regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board’s review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At Audit Committee meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

The Audit Committee has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The audit committee will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of Liggett & Webb, P.A. as our independent registered public accounting firm for the year ending December 31, 2017.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF LIGGETT & WEBB, P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

Membership and Role of Audit Committee

The Audit Committee of our Board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Messrs. Frank Hunt (Chairman), Shane Mace and Brigham Tomco. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors which may be found on our website www.sunworksusa.com. We believe that each of the members of the Audit Committee is independent as defined by applicable laws and regulations.

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board.

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Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Auditing Standard No. 16 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors (and our Board has approved) that our audited financial statements for the year ended December 31, 2016 be included in the Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

The Audit Committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2017 for ratification by stockholders at the Company’s Annual Meeting.

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Position

Charles Cargile	52	Chief Executive Officer

Paul McDonnel	60	Chief Financial Officer

Abe Emard	39	Chief Operating Officer

James Nelson	64	Chairman

The biographies for each of Charles Cargile, James B. Nelson and Abe Emard are contained in the information disclosures relating to the Company’s nominees for director.

Paul C. McDonnel joined the Company in September 2016 as its Chief Financial Officer. Prior to joining Sunworks, Mr. McDonnel has served as the President of Vulcan Prevision Linings since 2010. From 2009 until 2010 Mr. McDonnel served as the Chief Operating Officer of Franklin Convey Products, LLC. From 2006 until 2009 he served as the Controller & Chief Financial Officer of Arrowhead Research Corp. From 2003 until 2005 Mr. McDonnel served as the Chief Executive Officer of Quality Imaging Products, and from 1999 until 2003 he served as the Chief Financial Officer and Senior Manager-Operations of Recall Secure Destruction Services. From 1994 to 1998 Mr. McDonnel served as the VP of Operations and Chief Operating Officer of Reid Plastics, Inc. (“Reid”). From 1990 until 1994 he served as Reid’s Chief Financial Officer. From 1987 to 1990 Mr. McDonnel served as the Vice President of Finance of Trojan Enterprises. From 1982 until 1987 he served in the audit practice of the Small Business Division of the Los Angeles office of Arthur Andersen & Co. Mr. McDonnel received both a Master of Arts - Management Accounting and Bachelor of Science – Accounting from Brigham Young University. Mr. McDonnel is a Certified Public Accountant in the State of California.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that we may hire in the future. As more fully described above, the Compensation Committee is responsible for recommendations relating to compensation of the Company’s directors and executive officers.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance in the future, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals when we do hire, who will engage in the behaviors necessary to enable us to succeed in our mission while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the Board of Directors. The following is a brief description of the key elements of our planned executive compensation structure.

●	Base salary and benefits are designed to attract and retain employees over time.

●	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.

●	Equity incentive awards, such as restricted stock awards, stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.

●	Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered. We currently have not given separation benefits to any of our Name Executive Officers.

Benchmarking

We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, our Board of Directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our Board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

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The Elements of Sunworks’ Compensation Program

Base Salary

Executive officer base salaries are based on job responsibilities and individual contribution. The Board reviews the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. None of our Named Executive Officers have employment agreements with us. Additional factors reviewed by the Board of Directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2016, the Board of Directors approved all executive officer base salary decisions.

Our Board of Directors determines base salaries for the Named Executive Officers at the beginning of each fiscal year, and the Board proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. We adopted a 401(k) Plan in 2016 and base salary is the only element of compensation that is used in determining the amount of contributions permitted under the 401(k) Plan.

Incentive Compensation Awards

Some Named Executives have been paid discretionary bonuses but our Compensation Committee has not yet established a formal compensation policy for the determination of bonuses. If our revenue grows and bonuses become affordable and justifiable, we expect to use the following parameters in justifying and quantifying bonuses for our Named Executive Officers and our other officers: (1) the growth in our revenue, (2) the growth in our earnings, as adjusted (3) growth in our cash flow and (4) our stock price performance. Other subjective measures may be considered at the discretion of the Compensation Committee and/or the Board of Directors. Our compensation committee has not adopted specific performance goals and target bonus amounts for any of our fiscal years, but may do so in the future.

Equity Incentive Awards

In March 2016, the Company’s Board of Directors adopted the 2016 Plan and in June 2016, the stockholders adopted the same. The maximum number of shares of common stock that may be issued under the 2016 Plan is 1,800,000. The 2016 Plan is currently administered by the Company’s Compensation Committee. The 2016 Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards to officers, employees, directors of the Company as well as consultants who are selected by the Compensation Committee to receive an award. No option shall be exercisable more than 10 years after the date of grant. No option granted under the 2016 Plan is transferable by the individual or entity to whom it was granted otherwise than by will or laws of descent and distribution, and, during the lifetime of such individual, is not exercisable by any other person, but only by him.

Benefits and Prerequisites

At this stage of our business we have limited benefits and no prerequisites for our employees other than health insurance, 401(k) and vacation benefits that are generally comparable to those offered by other small private and public companies or as may be required by applicable state employment laws. We may confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

Separation and Change in Control Arrangements

At the date of each acquisition of our subsidiaries, we established three-year employment agreements with the owners and have entered into employment agreements with the three of the former owners of Sunworks United, Abe Emard, Emil Beitpolous and Mikhail Podnebesnyy; and the former owner of Elite, Kirk Short. None of these employees are eligible for specific benefits or payments if their employment or engagement terminates in a separation or if there is a change of control.

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Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to the executive officers of the Company and includes two of the most highly compensated officers other than our principal executive officer, our principal operating officer and our principal financial officer during the periods indicated:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)(3)	Option Awards(2)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

James B. Nelson, Chief Executive Officer	2016	$310,000	$300,000	55,800	43,800	0	0	0	$709,600
and President (5)	2015	294,000	250,000						544,000

Abe Emard, Chief Operating	2016	$173,700	$14,600	1,418,300	35,000	0	0		$1,641,700
Officer	2015	129,000	136,000	0	0	0	0	0	265,000

Paul McDonnel, Chief Financial	2016	$67,400	$0	0	3,800	0	0		$71,200
Officer	2015		0	0	0	0	0	0

Emil Beitpolous, President of	2016	$139,200	$73,100	1,418,300	17,500	0	0		$1,648,100
Residential	2015	125,000	77,000		0	0	0		202,000

Mikhail Podnebesnyy, Director of	2016	$139,200	$73,100	1,418,300	13,600		0	0	$1,644,200
Engineering	2015	125,000	77,000	0	0	0	0	0	202,000

Tracy Welch, Former Chief	2016	$137,000	$20,000	485,800	11,000	0	0	25,000	$678,800
Financial Officer	2015	174,000	30,000	0	0	0	0	0	204,000

(1)	The amount reflected in this column is the compensation cost recognized by the Company during fiscal years 2016 and 2015 under Statement of Financial Accounting Standard No. 123R (Share-Based Payment) for grants made in 2016 and 2015. The fair value of each restricted stock grant is estimated on the date of grant using the closing price of our common stock on the date of the grant as reported on the OTCQB.

(2)	The amount reflected in this column is the compensation cost recognized by the Company during fiscal years 2016 and 2015 under Statement of Financial Accounting Standard No. 123R (Share-Based Payment) for grants made in 2016 and 2015. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model.

(3)	On September 23, 2013, Mr. Nelson was granted 769,231 restricted shares of our common stock. These shares vest according to a schedule of performance goals, which is described below under “Restricted Stock.” As of December 31, 2015, half of the restricted stock in this award had vested and issued, based on the achievement of two performance milestones: the achievement of $10 million in revenues in a 12-month period of time and the achievement of $10 million in market value. The vesting of the second half of the shares is based on the achievement of $2,000,000 in GAAP Net Profit in a 12-month period.

(4)	On September 2, 2016 Tracy Welch resigned as Chief Financial Officer. The terms of the separation require a $50,000 severance payment in two installments of $25,000 each in 2016 and 2017.

(5)	Stepped down as Chief Executive Officer effective April 3, 2017.

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Employment Agreements

We have not entered into any employment agreements with our executive officers to date, except for at-will employment agreements with the executive officers of our subsidiaries as follows:

In 2014, we entered into employment agreements with three executive officers of Sunworks United, the Company’s wholly owned subsidiary. Each of these employment agreements provided for an initial base annual salary of $100,000 with the potential for periodic bonuses and equity incentive awards at the discretion of the Company’s Board of Directors. In October 2014, the Board of Directors approved increases in the annual base salaries to $120,000. In January 2016 the base salaries of two of the three the officers was increased to $140,000. The base salary for the third officer, Abe Emard, who assumed the role of our Chief Operating Officer, was increased from $120,000 to $175,000.

In 2015, the Company entered into an at-will employment agreement with the Chief Executive Officer of Elite Solar Acquisition Sub., Inc., another wholly owned subsidiary acquired on December 1, 2015. The employment agreement provides for a base annual salary of $140,000 with the potential for periodic bonuses and equity incentive awards at the discretion of the Company’s Board of Directors.

On March 29, 2017, the Company entered into an employment agreement with Charles Cargile (“Cargile Employment Agreement”) pursuant to which Mr. Cargile will serve as the Company’s Chief Executive Officer. Pursuant to the terms of the Cargile Employment Agreement, Mr. Cargile will receive a base salary of $300,000 per year and a discretionary bonus; provided, however, for the fiscal year ending December 31, 2017, Mr. Cargile shall be entitled to a minimum bonus equal to 3% of the operating earnings of the Company but shall receive a bonus that is not less than the bonus paid to next highest executive of the Company. In addition, Mr. Cargile was granted a restricted stock grant of 500,000 shares, one third of which shall vest on the one year anniversary of the grant, and the balance of which shall vest in twenty-four equal monthly installments commencing on the one year anniversary of the grant.

Outstanding Equity Awards

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our executive officers at December 31, 2016.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that Have not Vested		Market Value of Shares of Stock that Have not Vested

James B. Nelson,	$576,923	(1)	$0	$1.30	7/22/17	$384,616	(3)	$769,232	(6)
Chief Executive Officer and President	192,308	(2)	0	0.26	11/1/19	230,769	(4)	461,538	(6)

Paul C. McDonnel, Chief Financial Officer	2,037	(5)	47,963	2.39	11/17/21

Abe Emard, Chief Operating Officer	17,750	(5)	42,250	2.68	4/13/21

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(1)	On July 22, 2010, Mr. Nelson was granted nonqualified stock options to purchase 576,923 shares of our common stock at an exercise price of $1.30 per share exercisable until July 22, 2017 in consideration for his services to us. These stock options vest 1/36th per month, commencing on August 21, 2010, on a monthly basis for as long as Mr. Nelson is an employee or consultant of Sunworks.

(2)	On November 1, 2012, Mr. Nelson was granted nonqualified stock options to purchase 192,308 shares of our common at an exercise price of $0.26 per share exercisable on a cash or cashless basis until November 1, 2019 for his services to the Company. These stock options vest according to the following schedule: 53,419 on the date of grant, 5,342 on the first day of each month thereafter commencing on December 1, 2012 until December 1, 2014, and then 5,342 on January 1, 2015; provided Mr. Nelson is an employee or consultant of Sunworks. As of January 1, 2015, all of Mr. Nelson’s options are fully vested.

(3)	On September 23, 2013, Mr. Nelson was granted 769,231 restricted shares of our common stock. These shares vest according to a schedule of performance goals, which is described below under “Restricted Stock.” As of December 31, 2014, half of the restricted stock in this award had vested and issued, based on the achievement of two performance milestones: the achievement of $10 million in revenues in a 12-month period and the achievement of $10 million in market value. The vesting of the second half of the shares is based on the achievement of $2,000,000 in GAAP Net Profit in a 12-month period.

(4)	In August 2016, Sunworks granted Mr. Nelson a restricted stock grant of 250,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). All shares issuable under the restricted stock grant agreement are valued as of the grant date at $2.90 per share. The restricted stock grant to Mr. Nelson will vest upon the earlier of (i) January 1, 2021, (ii) a Change of Control as defined in the 2016 Plan (iii) upon Mr. Nelson’s retirement or (iv) upon Mr. Nelson’s death. “Change of Control” as defined in the 2016 Plan means (i) a sale of all or substantially all of the Company’s assets or (ii) a merger with another entity or an acquisition of the Company that results in the existing stockholders of the Company owning less than fifty percent (50%) of the outstanding shares of capital stock of the surviving entity following such transaction.

(5)	Options granted pursuant to the 2016 Equity Incentive Plan (the “2016 Plan”) and vest over 1/36th per month.

(6)	Based on the last sale price of the Company’s common stock as quoted on the NASDAQ Market at the closing on December 31, 2016, which was $2.00 per share.

(7)	Stepped down as Chief Executive Officer effective April 3, 2017.

Restricted Stock

During fiscal year ended December 31, 2016, we granted to our Chief Executive Officer a restricted stock grant of 250,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2016 Equity Incentive Plan. The restricted stock grant to Mr. Nelson will vest upon the earlier of (i) January 1, 2021, (ii) a Change of Control as defined in the 2016 Plan (iii) upon Mr. Nelson’s retirement or (iv) upon Mr. Nelson’s death. “Change of Control” as defined in the 2016 Plan means (i) a sale of all or substantially all of the Company’s assets or (ii) a merger with another entity or an acquisition of the Company that results in the existing stockholders of the Company owning less than fifty percent (50%) of the outstanding shares of capital stock of the surviving entity following such transaction.

The grant was made in recognition of the efforts of Mr. Nelson leading the Company through the uplisting and financing transaction consummated by the Company in 2015.

Option Exercises and Stock Vested

During the fiscal year ended December 31, 2015, Chang Won Son, our former Technology Director, exercised 53,649 stock options.

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On February 17, 2017, Mark Richardson, a former director, exercised an option to purchase up to 53,419 shares of the Company’s common stock on a cashless basis resulting in the issuance of 41,773 shares.

Director Compensation

The following table sets forth certain information regarding the compensation paid to our directors during the fiscal year ended December 31, 2016:

Director Compensation

Name	Fees earned or cash paid	Stock Awards	Option Awards	All other compensation	Total

Mark J. Richardson(1)	$8,750		10,000		$8,750
Frank Hunt	$17,750		15,000		$14,750
John Van Slooten	$-		10,000	$85,800	$85,800
Brigham Tomco	$17,750		50,000		$14,750
Shane Mace	$17,750		50,000		$14,750
Charles F. Cargile(2)	$8,500		50,000		$5,500
Rhone Resch(3)	$3,000		50,000		$3,000

(1)	Resigned as a member of the Board of Directors on September 1, 2016.
(2)	Appointed as a member of the Board of Directors on September 2, 2016.
(3)	Appointed as a member of the Board of Directors on October 25, 2016.

Commencing in December 2014, non-employee Board members were paid $1,500 for attendance in-person or telephonically at each Board meeting. Commencing on April 13, 2016, the amount paid to independent directors was increased to $3,750 per meeting, payable $1,250 per month for a total of up to $15,000 per year, assuming four meetings, with a pro rata adjustment if there were more or less than four meetings. In September 2016, the compensation paid to non-employee Board members was increased from $1,250 per month to $3,000 per month. Option awards granted to directors of the Company pursuant to the Company’s 2016 Equity Incentive Plan were modified to provide for vesting in one-half increments over a two-year period instead of vesting in one-third increments over a 3 year period. Directors may also be reimbursed their expenses for travelling, hotel and other expenses reasonably incurred in connection with attending board or committee meetings or otherwise in connection with the Company’s business.

In October 2015, the Company entered into a consulting agreement with John Van Slooten, a Board member. The consulting services included, but were not be limited to, consulting on and assisting with sourcing, assessing, modeling, due diligence and documentation with respect to potential acquisition candidates for the Company. The agreement was subject to the provisions for termination with the term of the agreement. The agreement commenced on October 1, 2015, and could continue until September 30, 2018. The Company agreed to pay Mr. Van Slooten, $33,000 upon signing and $9,300 per month plus out-of-pocket expenses. The Company terminated this agreement in December of 2016.

As of December 31, 2016 there are no other cash compensation arrangements in place for members of the Board of Directors acting as such.

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STOCKHOLDER PROPOSALS

Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for our next annual meeting of stockholders, stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement. Thus, for our next annual meeting of stockholders, we must receive stockholder proposals submitted for inclusion in our proxy materials no later than January 18, 2018; unless the date of our next annual meeting is more than 30 days before or after May 18, 2018, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. We will not include in our proxy materials stockholder proposals received that do not comply with all of the requirements of Rule 14a-8. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, CA 95678 Attention: Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Stockholder proposals that are not submitted for inclusion in our proxy materials for our next annual meeting pursuant to Rule 14a-8 under the Exchange Act should be mailed to the following address: Sunworks, Inc., 1030 Winding Creek Road, Suite 100, Roseville, CA 95678 Attention: Secretary.

In the event that our annual meeting of stockholders is more than 30 days before or after May 18, 2018, any stockholder wishing to nominate a person for election to our Board of Directors or have any other proposal brought before our next annual meeting, but not considered for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act as described above, must submit the proposal on or before (i) the 90th day prior to such annual annual meeting or (ii) the 10th day following the date on which public announcement of the date of such meeting is first made, or such other time as may be disclosed in our Quarterly Reports on Form 10-Q. The proxy holders will have discretionary authority granted by the proxies to vote on these proposals.

Recommendations for director nomination must include appropriate biographical information, accompanied by the written consent of the proposed nominee. The qualifications of recommended candidates will be reviewed by the Company’s Governance and Nominating Committee.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

Chairman of the Board

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Fitch Proof 88922 Sunworks Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SUNWORKS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on May 17, 2017.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

1. Election of Directors

(1) James B. Nelson
(2) Abe Emard
(3) Charles Cargile
(4) Frank L. Hunt
(5) John D. Van Slooten
(6) Brigham Tomco
(7) Shane Mace
(8) Rhone Resch

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

	FOR	AGAINST	ABSTAIN
2. Ratification of the Company's independent registered public accounting firm.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2017.**

Note Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

88922_REV1_CST SunWorks Proxy Card.indd 1 4/6/17 1:41 PM

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Fitch Proof 88922 SunWorks Proxy Card Back

The proxy statement and our 2016 Annual Report to Stockholders are available at http://www.cstproxy.com/sunworksusa/2017

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SUNWORKS, INC.

The undersigned appoints Charles Cargile and Paul McDonnel, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Sunworks, Inc. held of record by the undersigned at the close of business on April 3, 2017 at the Annual Meeting of Stockholders of Sunworks, Inc. to be held on May 18, 2017, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

88922_REV1_CST SunWorks Proxy Card.indd 2 4/6/17 1:41 PM

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